SEGMENT REPORTING (Details) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2026	Jun. 30, 2025
Segment Reporting [Abstract]
Total revenues		$ 715,886	$ 581,264
Share-based compensation		(70,501)	(87,603)
Tax benefit (expense) related to share-based compensation		1,791	(78)
Restructuring charges		(21,436)	0
Other segment items	[1]	(594,246)	(464,585)
Net income		$ 31,494	$ 28,998

[1]	Other segment expense items included within net income include payroll, financial income, net, advertising and marketing activities, overhead and depreciation, travel and entertainment, income taxes, information technology and communication, sales commissions and other miscellaneous expenses.